SECTION 16
POWER OF ATTORNEY

 The undersigned hereby appoints J. Philip Hart, Mark M. Murphy and S.J. Olander, Jr. as the undersigned's true and lawful
attorneys-in-fact, each individually with the power to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an executive officer and/or director of Cornerstone Realty Income Trust, Inc. (the "Company"), Forms
3, 4 and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder; and
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute or to amend any such Form 3, 4 or 5 and timely file
such form with the United States Securities and Exchange
Commission, the New York Stock Exchange, Nasdaq and/or similar authority.
The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully as the undersigned could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all acts that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney.  The undersigned acknowledges that the foregoing attorneys-in-fact, in acting in such capacities at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16(a) of the Securities Exchange Act of 1934.
 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file statements or reports under Section 16(a) of the Act with respect to the
undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
 IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 21st day of October, 2003.

      /s/ Robert A. Gary, IV
      Robert A. Gary, IV